UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(212) 258-6000

(Registrant’s telephone number, including area code)

Item 5.  Other Events.

The Registrant entered into new employment agreements with each of Sumner M. Redstone, Chairman and Chief Executive Officer, Thomas E. Freston, Co-President and Co-Chief Operating Officer, and Leslie Moonves, Co-President and Co-Chief Operating Officer. The employment agreements with Messrs. Redstone, Freston and Moonves are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated by reference herein in their entirety.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Employment Agreement dated July 1, 2004 by and between Viacom Inc. and Sumner M. Redstone
10.2	Employment Agreement dated July 1, 2004 by and between Viacom Inc. and Thomas E. Freston
10.3	Employment Agreement dated July 1, 2004 by and between Viacom Inc. and Leslie Moonves

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.
(Registrant)

By:	/s/ MICHAEL D. FRICKLAS
Michael D. Fricklas
Executive Vice President, General Counsel and Secretary

Date:  July 22, 2004

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Employment Agreement dated July 1, 2004 by and between Viacom Inc. and Sumner M. Redstone
10.2	Employment Agreement dated July 1, 2004 by and between Viacom Inc. and Thomas E. Freston
10.3	Employment Agreement dated July 1, 2004 by and between Viacom Inc. and Leslie Moonves